Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Form 10-SB 12G filed by Cancer Therapeutics, Inc. (the "Company")as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Chene Gardner, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date as of February 14, 2007
                                      By /s/ Chene Gardner
                                        ---------------------------------
                                        Chene Gardner
                                        Chief Financial Officer